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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the PIMCO Advisors Class A LP Units (as such term is defined in the Schedule 13D referred to below), of PIMCO Advisors L.P., a Delaware limited partnership, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 10th day of December 1997.

Dated:  December 10, 1997               Oppenheimer Capital, L.P.,
                                        a Delaware limited partnership

                                        By PIMCO Partners, G.P., its
                                        general partner

                                                By Pacific Investment Management
                                                Company, a general partner

                                                By:   /s/ KHANH T. TRAN
                                                      --------------------------
                                                Name:  Khanh T. Tran
                                                Title: Chief Financial Officer
                                                       and Treasurer

                                                By PIMCO Partners, LLC,
                                                a general partner

                                                By:   /s/ JAMES F. MUZZY
                                                      --------------------------
                                                Name:  James F. Muzzy
                                                Title: Member
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Dated: December 10, 1997                PIMCO Partners, G.P.
                                        a California general partnership

                                                By Pacific Investment Management
                                                Company, a general partner

                                                By:   /s/ KHANH T. TRAN
                                                      --------------------------
                                                Name:  Khanh T. Tran
                                                Title: Chief Financial Officer
                                                       and Treasurer

                                        By PIMCO Partners, LLC

                                                By:   /s/ JAMES F. MUZZY
                                                      --------------------------
                                                Name:  James F. Muzzy
                                                Title: Member

Dated: December 10, 1997                Pacific Mutual Holding Company
                                        a California corporation

                                        By:     /s/ KHANH T. TRAN
                                                --------------------------------
                                        Name:   Khanh T. Tran
                                        Title:  Senior Vice President and Chief
                                                Financial Officer

Dated: December 10, 1997                Pacific LifeCorp
                                        a Delaware corporation

                                        By:     /s/ KHANH T. TRAN
                                                --------------------------------
                                        Name:   Khanh T. Tran
                                        Title:  Senior Vice President and Chief
                                                Financial Officer

Dated: December 10, 1997                Pacific Life Insurance Company
                                        a California corporation

                                        By:     /s/ KHANH T. TRAN
                                                --------------------------------
                                        Name:   Khanh T. Tran
                                        Title:  Senior Vice President and Chief
                                                Financial Officer
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Dated: December 10, 1997                Pacific Financial Asset Management
                                        Corporation,
                                        a California corporation

                                        By:     /s/ KHANH T. TRAN
                                                --------------------------------
                                        Name:   Khanh T. Tran
                                        Title:  Chief Financial Officer and
                                                Treasurer

Dated: December 10, 1997                Pacific Investment
                                        Management Company
                                        a California corporation

                                        By:     /s/ KHANH T. TRAN
                                                --------------------------------
                                        Name:   Khanh T. Tran
                                        Title:  Chief Financial Officer and
                                                Treasurer

Dated: December 10, 1997                PIMCO Partners, LLC
                                        a California limited liability company

                                        By:     /s/ JAMES F. MUZZY
                                                --------------------------------
                                        Name:   James F. Muzzy
                                        Title:  Member